EXHIBIT 32.1

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
          1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                    SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Link Plus Corporation (the "Company") on Form 10-QSB for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Jones, Jr., Chairman/CEO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material aspects, the financial condition and result of operations on the Company.



/s/Robert L. Jones
-----------------------------
Robert L. Jones, Chairman/CEO